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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): November 24, 2006


                          GS Mortgage Securities Corp.
              (as depositor for the GSAA Home Equity Trust 2006-19)

           Delaware                 333-132809-37              13-3387389
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 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                  Identification No.)


      85 Broad Street, New York, New York                 10004
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   (Address of Principal Executive Offices)             (Zip Code)


                                 (212) 902-1000
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              (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9     Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired.
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          Not applicable.

(b) Pro forma financial information.
    --------------------------------

          Not applicable.

(c) Exhibits.
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5.1      Legality Opinion of Sidley Austin LLP.

8.1      Tax Opinion of Sidley Austin LLP.

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   November 24, 2006


                                             GS MORTGAGE SECURITIES CORP.



                                             By:/s/ Michelle Gill
                                                -----------------
                                                 Name:  Michelle Gill
                                                 Title: Vice President

                                 Exhibit Index
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Exhibit Index
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Exhibit
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5.1      Legality Opinion of Sidley Austin LLP

8.1      Tax Opinion of Sidley Austin LLP

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)